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                                                                Exhibit 10.42(a)

                                 THIRD AMENDMENT
                         TO THE UCAR INTERNATIONAL INC.
                            BENEFITS PROTECTION TRUST


         The UCAR International Inc. Benefits Protections Trust (the "Trust") is hereby amended as follows:

         1. Effective January 1, 1997, the UCAR Carbon Company Inc. shall assume sponsorship of the Trust.

         2. The Trust shall be renamed the UCAR Carbon Company Inc. Benefits Protection Trust.

         3. All references in the Trust to UCAR International Inc. shall be changed to UCAR Carbon Company Inc.

         4. The amendments set forth herein shall be effective as of January 1, 1997.


Dated:  March 24, 1997                  UCAR INTERNATIONAL INC.



                                         By: /s/ Peter B. Mancino
                                             -----------------------------------



                                         UCAR CARBON COMPANY INC.



                                         By: /s/ Peter B. Mancino
                                             -----------------------------------



                                         THE CHASE MANHATTAN BANK



                                         By: /s/ Catherine E. Kidder
                                             -----------------------------------